                                                                    EXHIBIT 99.2
================================================================================

                     FEDERAL DEPOSIT INSURANCE CORPORATION
                            WASHINGTON, D.C. 20429

                         =============================


                                   FORM 10-Q

              QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
FOR THE QUARTERLY PERIOD ENDED MARCH 31, 1998 - FDIC CERTIFICATE NUMBER: 10538

                 ============================================

                        CAPE COD BANK AND TRUST COMPANY
                        -------------------------------
            (Exact name of Registrant as specified in its charter)

      MASSACHUSETTS                                     04-1465780
      -------------                                     ----------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

307 MAIN STREET, HYANNIS, MASSACHUSETTS                    02601
---------------------------------------                    -----
(Address of principal executive office)                  (Zip Code)

(Registrant's telephone #, incl. area code): 508-394-1300
                                             ------------

                      ===================================

          Securities registered pursuant to Section 12(b) of the Act:

Title of each class                    Name of each exchange on which registered
-------------------                    -----------------------------------------

NONE
----

                      ===================================

          Securities registered pursuant to Section 12(g) of the Act:

Title of class                         Name of each exchange on which registered
--------------                         -----------------------------------------

COMMON CAPITAL STOCK     NASDAQ NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
--------------------     -------------------------------------------------------

                      ===================================

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. |X| Yes |_| No

               APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
                 PROCEEDINGS DURING THE PRECEDING FIVE YEARS:

     Indicate by check mark whether the issuer has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan
confirmed by a court. [X] Yes   [_] No

                  (APPLICABLE ONLY TO CORPORATE REGISTRANTS)

     Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date. THERE WERE 4,530,532
                                                            --------------------
SHARES OF COMMON STOCK AS OF MAY 11, 1998.
-----------------------------------------

                                       1.

Cope Cod Bank and Trust Company
Form 10-Q
March 31, 1998
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS

SECTION        DESCRIPTION                                                              PAGE NO.
-------        -----------                                                              --------
PART I         FINANCIAL INFORMATION

Item 1.        Financial Statements

               Consolidated Statements of Financial Condition
                      March 31, 1998 (Unaudited) and December 31, 1997                       3

               Consolidated Statements of Income
                      Three Months Ended March 31, 1998 and 1997 (Unaudited)                 4

               Consolidated Statements of Cash Flows
                      Three Months Ended March 31, 1998 and 1997 (Unaudited)                 5

Item 2.        Management's Discussion and Analysis of Financial Condition                   6-8
                      and Results of Operations

PART II        OTHER INFORMATION                                                             9

SIGNATURES                                                                                  10

                                       2.

Cape Cod Bank and Trust Company
Form 10-Q
March 31, 1998
--------------------------------------------------------------------------------

                     CONSOLIDATED STATEMENTS OF CONDITION
                     MARCH 31, 1998 AND DECEMBER 31, 1997
               CAPE COD BANK AND TRUST COMPANY AND SUBSIDIARIES


                                                           March 31,        December 31,
                                                             1998               1997
                                                          (Dollar amounts in thousands)
ASSETS
Cash and due from banks                                   $   38,431        $   34,213
                                                          ----------        ----------
          Total cash and cash equivalents                     38,431            34,213
                                                          ----------        ----------
Investment securities
    U.S. Government agencies                                  31,325            75,528
    State and municipal obligations                           15,259            16,323
    Other bonds, notes and debentures                        283,680           282,841
    Corporate stock                                           18,745            16,804
                                                          ----------        ----------
          Total investment securities                        349,009           391,496
                                                          ----------        ----------
Loans
    Commercial loans                                          78,133            72,162
    Construction mortgage loans                               36,702            34,798
    Commercial mortgage loans                                201,406           198,944
    Industrial revenue bonds                                   1,778             1,883
    Residential mortgage loans                               228,318           207,665
    Consumer loans                                            15,038            16,391
                                                          ----------        ----------
          Total loans                                        561,375           531,843
          Less: Reserve for possible loan losses             (11,013)          (10,962)
                                                          ----------        ----------
          Net loans                                          550,362           520,881
    Bank premises and equipment                               12,380            12,305
    Other assets                                              14,283            15,000
                                                          ----------        ----------
          Total assets                                    $  964,465        $  973,895
                                                          ==========        ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Demand deposits                                           $  135,965        $  147,495
NOW account deposits                                         103,706           103,755
Money market account deposits                                145,967           149,097
Other savings deposits                                       160,804           158,197
Certificates of deposits of $100,000 or more                  26,994            26,453
Other time deposits                                          124,958           124,263
                                                          ----------        ----------
          Total deposits                                     698,394           709,260
Borrowing from the Federal Home Loan Bank                    171,355           171,295
Other short-term borrowings                                   11,075            11,662
Other liabilities                                              6,634             6,042
                                                          ----------        ----------
          Total liabilities                                  887,458           898,259
                                                          ----------        ----------
Commitments
Stockholders' equity
    Common stock, $2.50 par value
          Authorized: 6,000,000 shares
          Outstanding: 4,530,532 shares                       11,326            11,326
    Surplus                                                   25,230            25,230
    Undivided profits                                         39,990            38,677
    Unrealized gain on securities available for sale             461               403
                                                          ----------        ----------

Total stockholders' equity                                    77,007            75,636
                                                          ----------        ----------
Total liabilities and stockholders' equity                $  964,465        $  973,895
                                                          ==========        ==========

                                       3.

Cape Cod Bank and Trust Company
Form 10-Q
March 31, 1998
--------------------------------------------------------------------------------

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1997
               CAPE COD BANK AND TRUST COMPANY AND SUBSIDIARIES


                                                                         1998                1997
                                                                         ----                ----
INTEREST INCOME
    Interest and fees on loans                                      $   11,593          $   10,594
    Interest and dividends on securities
        U.S. Government agencies                                         3,012               3,367
        State and municipal obligations                                    207                 437
        Other bonds, notes and debentures                                1,702                 967
        Corporate stock                                                    360                 338
                                                                    ----------          ----------
Total interest income                                                   16,874              15,703
                                                                    ----------          ----------

INTEREST EXPENSE
    Interest on certificates of deposit of $100,000 or more                363                 225
    Interest on other deposits                                           4,845               4,678
    Interest on short-term borrowings                                    2,841               2,140
                                                                    ----------          ----------
Total interest expense                                                   8,049               7,043
                                                                    ----------          ----------
Net interest income                                                      8,825               8,660
Provision for loan losses                                                   --                  --
                                                                    ----------          ----------
Net interest income after provision for loan losses                      8,825               8,660
                                                                    ----------          ----------

NON-INTEREST INCOME
    Trust and Investment division fees                                   1,183               1,216
    Credit card merchant fees                                              532                 464
    Service charges on deposit accounts                                    941                 966
    Gain (loss) on sale or writedown of investment securities              126                 111
    Other                                                                  662               2,391
                                                                    ----------          ----------
Total non-interest income                                                3,444               5,148
                                                                    ----------          ----------

NON-INTEREST EXPENSE
    Salaries and wages                                                   2,620               2,835
    Employee benefits                                                    1,193               1,329
    Occupancy expense                                                      558                 487
    Equipment rental and expense                                           504                 511
    Credit card processing expense                                         551                 367
    Other                                                                2,877               2,071
                                                                    ----------          ----------
Total non-interest expense                                               8,303               7,600
                                                                    ----------          ----------
Income before income taxes                                               3,966               6,208
Provision for income taxes                                               1,566               2,400
                                                                    ----------          ----------
Net income                                                          $    2,400          $    3,808
                                                                    ==========          ==========

Average shares outstanding                                           4,530,532           4,530,532

Primary earnings (loss) per share                                   $      .53          $      .84

                                       4.

Cape Cod Bank and Trust Company
Form 10-Q
March 31, 1998
--------------------------------------------------------------------------------

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1997
               CAPE COD BANK AND TRUST COMPANY AND SUBSIDIARIES


                                                                              1998               1997
                                                                              ----               ----
CASH PROVIDED (USED) BY OPERATING ACTIVITIES
        Net income                                                        $    2,400        $    3,808
        Adjustments ro reconcile net income to net cash:
        Provision for loan losses                                                 --                --
        Depreciation and amortization                                            509               494
        Net (gain) loss on sale or writedown of securities                      (126)             (111)
        Net increase (decrease) in taxes payable                                   8             1,553
        Other, net                                                            (3,545)           (3,104)
                                                                          ----------        ----------
Net cash provided (used) by operating activities                          $     (754)       $    2,640
                                                                          -----------       ----------

CASH PROVIDED (USED) BY INVESTING ACTIVITIES
        Net (increase) decrease in loans                                  $  (41,159)          (18,867)
        Proceeds from sale of loans                                           11,762             3,448
        Disposition of property from defaulted loans                              59                80
        Maturities of securities                                             117,123            46,897
        Purchase of available for sale securities                           (112,875)         (171,024)
        Sale of available for sale securities                                 40,952           115,907
        Purchase of premises and equipment                                      (584)             (268)
                                                                          ----------        ----------
Net cash provided (used) by investing activities                          $   15,278        $  (23,827)
                                                                          ----------        ----------

CASH PROVIDED (USED) BY FINANCING ACTIVITIES
        Net increase (decrease) in deposits                               $  (10,866)       $   11,176
        Net increase in borrowings from the Federal Home Loan Bank                60            34,000
        Net increase (decrease) in other short-term borrowings                  (587)               61
        Cash dividends paid on common stock                                    1,087               951
                                                                          ----------        ----------
Net cash provided (used) by financing activities                          $  (10,306)       $   46,188
                                                                          ----------        ----------


Net increase in cash and cash equivalents                                 $    4,218        $   25,001
                                                                          ----------        ----------

Cash and cash equivalents at beginning of year                            $   34,213        $   20,961
                                                                          ----------        ----------

Cash and cash equivalents at end of quarter                               $   38,431        $   45,962
                                                                          ==========        ==========

Cash equivalents include amounts due from banks and federal funds

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
Cash paid for:
        Interest                                                          $8,096,114        $6,835,226
        Income taxes                                                      $1,560,000        $1,559,000

                                       5.

Cape Cod Bank and Trust Company
Form 10-Q
March 31, 1998
--------------------------------------------------------------------------------


ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        Earnings for the quarter ending March 31, 1998 were $.53 compared to $.84 a year ago. Last year's first quarter was an exceptionally good one and included a $.24 non-recurring item. This year's quarter included non-recurring expenses associated with the attempted acquisition of Sandwich Co-operative Bank.

        Deposits and loans grew 8.1 % and 18.7% respectively over a year ago. Demand and NOW account balances improved 9.3% which aided our net interest income. Residential mortgage loans increased nicely and total assets were $959,636,238 or 11.1% greater than a year ago. There continues to be downward pressure on interest margins due to the very competitive loan environment which is affecting commercial loan volume.

        Capital at quarter end was $77,006,983 and is currently 8.0% of total assets. The loan loss reserve was $11,012,735 a very comfortable 2.0% of total outstanding loans.

                                       6.

Cape Cod Bank and Trust Company
Form 10-Q
March 31, 1998
--------------------------------------------------------------------------------

                        CAPE CODE BANK & TRUST COMPANY
                  COMPARATIVE BALANCE SHEET, RATES AND SPREAD
                                MARCH 31, 1997


                                             ----------------ACTUAL-----------------     ----------------BUDGET-----------------
                                               AVERAGE                     AVERAGE         AVERAGE                     AVERAGE
                                                Y-T-D        Y-T-D          Y-T-D           Y-T-D         Y-T-D         Y-T-D
                                               BALANCE      INTEREST        YIELD          BALANCE       INTEREST       YIELD
                                             -----------  ------------   -----------     -----------   ------------  -----------
EARNING ASSETS
--------------
Securities
  U.S. Government-CMO                        120,532,943     1,857,688         6.19%      60,000,000        900,000        6.00%
  U.S. Government Agencies                    49,386,271       781,711         6.43%      75,000,000      1,035,616        5.60%
  Other CMO's                                 54,937,983       888,477         6.49%      25,000,000        375,000        6.00%
  State & Municipal Agencies                  19,498,833       185,323         5.10%      20,000,000        202,192        5.42%
  CCB&T Securities                            50,387,746       756,839         6.06%      49,965,750        749,487        6.00%
  Other Securities                            55,025,572       639,775         4.82%      99,211,000      1,441,577        5.81%
                                             -----------  ------------                   -----------   ------------
    Total Investments                        349,769,348     5,109,813         5.98%     329,176,750      4,703,872        5.82%

  Residential R.E. Loans                     136,256,198     2,931,587         8.52%     130,666,667      2,720,600        8.33%
  Commercial R.E. Loans                      194,967,592     4,569,553         9.49%     191,366,667      4,482,554        9.50%
  Commercial Loans                            75,189,092     1,788,353         9.84%      68,550,000      1,606,229        9.50%
  Commercial R.E. Mtg. - Construction          9,257,051       234,813        10.29%       6,020,833        133,814        9.01%
  Residential Mortgages - Construction         8,787,634       169,695         7.84%       6,020,833        133,814        9.01%
  Non-Rated IRB                                2,759,140        37,639         7.88%       3,073,333         60,612       11.40%
  Commercial Paper                                     0             0         0.00%       2,500,000         34,716        5.45%
  Consumer Loans                              19,347,357       510,339        10.43%      18,923,798        431,797        9.25%
  MasterCard                                  11,199,903       351,470        12.45%      11,888,425        366,278       12.50%
                                             -----------  ------------                   -----------   ------------
    Total Loans                              457,764,167    10,593,649         9.32%     439,010,556      9,970,414        9.20%

Total Earning Assets                         807,533,515    15,703,462         7.87%     768,187,306     14,674,286        7.75%
Total Non-Earning Assets                      45,555,354                                  36,764,976
                                             -----------  ------------                   -----------   ------------

     TOTAL ASSETS                            853,088,869    15,703,462         7.44%     804,952,282     14,674,286        7.40%
                                             ===========  ============                   ===========   ============

INTEREST BEARING LIABILITIES
----------------------------
  NOW Accounts                                93,294,694       434,486         1.89%      89,666,667        446,683        2.02%
  Regular Savings                             62,793,506       482,426         3.12%      59,300,000        475,212        3.25%
  The Cape Codder Account                     89,819,664       939,994         4.24%      99,500,000      1,091,774        4.45%
  Money Market Account                       144,735,539     1,373,408         3.85%     151,500,000      1,494,247        4.00%
  Other Time Deposits                        125,022,890     1,672,846         5.43%     121,626,644      1,675,866        5.59%
                                             -----------  ------------                   -----------   ------------
    Total Interest-bearing Deposits          515,666,273     4,903,160         3.86%     521,593,311      5,183,782        4.03%

Borrowings
 FHLB Borrowing                              142,346,386     2,044,187         5.82%      91,500,000      1,299,575        5.76%
 Other Borrowings                              7,971,105        96,082         4.91%      11,000,000        123,041        4.54%
                                             -----------  ------------                   -----------   ------------
  Total Borrowings                           150,317,491     2,140,269         5.78%     102,500,000      1,422,616        5.63%

Total Deposits and Borrowings                665,983,764     7,043,429         3.54%     624,093,311      6,606,398        3.49%

DDA Balances                                 116,212,788                                 110,333,333
Other Liabilities                              3,165,989                                   4,510,871
Shareholder's Equity                          67,726,328                                  66,014,767
                                             -----------                                 -----------

 TOTAL LIABILITIES AND
  SHAREHOLDER'S EQUITY                       853,088,869     7,043,429         3.35%     804,952,282     6,606,398         3.33%
                                             ===========  ------------      -------      ===========   -----------         ----
Net Interest Income:
    As a % of Total Earning Assets                           8,660,033                                   8,067,888
                                                          ============                                 ===========
                                                                               4.33%                                       4.26%
                                                                            =======                                      ======
                                                                            =======                                      ======
    As a % of Total Assets                                                     4.09%                                       4.07%
                                                                            =======                                      ======
Average Equity to Average Assets                                               7.94%                                       8.20%
                                                                            =======                                      ======
Average Loans/Average Deposit                                                 72.44%                                      69.47%
                                                                            =======                                      ======

Cape Cod Bank and Trust Company
Form 10-Q
March 31, 1998
--------------------------------------------------------------------------------

                           CAPE COD & TRUST COMPANY
                  COMPARATIVE BALANCE SHEET, RATES AND SPREAD
                     FOR THE PERIOD ENDING MARCH 31, 1998


                                        ------------1998 ACTUAL----------      ----------1998 BUDGET---------      1997
($000 Thousands)                          Ave.                     Ave.       Ave.                     Ave.         Ave.
                                         Y-T-D         Y-T-D      Y-T-D       Y-T-D        Y-T-D      Y-T-D        Y-T-D
                                        Balance      Interest     Yield      Balance     Interest     Yield       Balance
                                        -------      --------     -----      -------     --------     -----       -------
EARNINGS ASSETS
---------------
Securities
  Mortgage-Backed Securities            $  4,454     $    73      6.60%     $      0     $      0     0.00%     $       0
  U.S. Government-CMO                     94,640       1,545      6.55%       66,667        1,042     6.25%       120,533
  U.S. Government Agencies                57,989         761      5.25%       75,000        1,082     5.85%        49,366
  Other CMO's                             45,511         619      5.45%       27,500          429     6.25%        54,938
  State & Municipal Agencies              18,100         207      6.13%       19,667          199     5.42%        19,499
  CCB&T Securities                        56,405         900      6.43%       49,966          781     6.25%        50,388
  Other Securities                        98,128       1,178      4.80%      117,345        1,784     6.08%        55,026
                                        --------     -------     -----      --------     --------    -----      ---------
    Total Investments                    375,227       5,281      5.72%      356,145        5,317     6.06%       349,770

  Residential R.E. Loans                 218,157       4,014      7.36%      216,750        4,281     7.90%       136,258
  Commercial R.E. Loans                  196,670       4,716      9.63%      201,226        4,650     9.37%       194,968
  Commercial Loans                        74,706       1,847     10.01%       70,972        1,706     9.75%        73,7??
  Commercial R.E. Mtg. - Constr.          12,199         261      8.66%       10,433          244     9.50%         9,257
  Residential Mortgages - Constr.         24,465         362      6.01%       19,567          326     6.75%         8,788
  Non-Rated IRB                            1,833          38     11.85%        1,878           38    11.76%         2,759
  Commercial Paper                             0           0      0.00%            0            0     0.00%             0
  Consumer Loans                          14,754         355      9.48%       15,000          370    10.00%        19,347
  Master Card                                  0           0      0.00%            0            0     0.00%        11,200
  Overdrafts                               1,184           0      0.00%            0            0     0.00%         1,393
                                        --------     -------     -----      --------     --------    -----      ---------
    Total Loans                          545,948      11,593      8.57%      535,824       11,615     8.76%       457,764

  Total Earning Assets                   921,175      16,874      7.41%      891,969       16,932     7.68%       807,534
  Total Non-Earning Assets                43,296                              41,368                               45,555
                                        --------     -------     -----      --------     --------    -----      ---------

    TOTAL ASSETS                        $964,471     $16,874      7.07%     $933,337     $ 16,932     7.34%     $ 853,089
                                        ========     =======     =====      ========     ========    =====      =========
INVESTMENTS BEARING LIABILITIES
-------------------------------
  NOW Accounts                          $101,790     $   413      1.65%     $103,000     $    513     2.02%     $  93,295
  Regular Savings                         66,995         442      2.68%       70,167          519     3.00%        62,793
  The Cape Codder Account                 91,939         960      4.23%       91,667        1,006     4.45%        89,820
  Money Market Account                   146,364       1,345      3.73%      145,667        1,437     4.00%       144,735
  Other Time Deposits                    152,074       2,049      5.46%      151,167        2,080     5.58%       125,023
                                        --------     -------     -----      --------     --------    -----      ---------
    Total Interest-bearing Deposits      559,162       5,209      3.78%      561,668        5,555     4.01%       515,666

Borrowings
  FHLB Borrowing                         183,362       2,722      6.02%      151,311        2,224     5.99%       142,346
  Other Borrowings                         9,740         118      4.93%       12,333          143     4.70%         7,971
                                        --------     -------     -----      --------     --------    -----      ---------
    Total Borrowings                     193,102       2,840      5.97%      183,644        2,367     5.89%       150,317

  Total Deposits and Borrowings          752,264       8,049      3.55%      725,312        7,922     3.61%       6?5,983

  DDA Balances                           131,736                             126,000                              116,213
  Other Liabilities                        4,184                               5,999                                3,167
  Shareholder's Equity                    76,287                              76,026                               67,726
                                        --------                            --------                            ---------
   TOTAL LIABILITIES AND
    SHAREHOLDER'S EQUITY                $964,471       8,049      3.33%     $933,337        7,922     3.45%     $ 853,089
                                        ========     =======     =====      ========     ========    =====      =========

Net Interest Income:                                 $ 8,825                             $  9,010
                                                     =======                             ========
    As a % of Total Earnings Assets         3.86%                               4.07%                                4.33%
                                        ========                            ========                            =========
    As a % of Total Assets                  3.69%                               3.89%                                4.00%
                                        ========                            ========                            =========
Average Equity to Average Assets            7.91%                               8.15%                                7.94%
                                        ========                            ========                            =========
Average Loans/Average Deposit              79.02%                              77.92%                               72.44%
                                        ========                            ========                            =========

Book Value                              $  17.02                            $  17.02                            $   15.15
Market Price                            $  44.00                            $   0.00                            $   27.00
Annual Dividend Rate                    $   0.96                            $   1.00                            $    0.84
Dividend Yield                              2.18%                               0.00%                                3.11%

                                      8.

Cape Cod Bank and Trust Company
Form 10-Q
March 31, 1998
--------------------------------------------------------------------------------


PART II .      OTHER INFORMATION

Item 1.        Legal Proceedings.

               The Bank is not involved in any material pending legal proceedings.

Item 2.        Changes in Securities.

               There have been no changes in securities of the Bank during the period covered by this report.

Item 3.        Defaults upon Senior Securities.

               There have been no defaults upon senior securities.

Item 4.        Submission of Matters to a Vote of Security Holders.

               No matters were submitted to security holders during the period covered by this report.

Item 5.        Other Information.

               There is nothing to report under this item.

Item 6.        Exhibits and Reports on form 8-K.

               (A)    Exhibits

                      None.

               (B)    Reports on Form 8-K.

                      None for this period.

                                       9.

Cape Cod Bank and Trust Company
Form 10-Q
March 31, 1998
--------------------------------------------------------------------------------

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  Cape Cod Bank and Trust Company
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Noal D. Reid
                         _______________________________________________________
                           Noal D. Reid, Chief Financial Officer and Treasurer

Date May 15, 1998
    ____________________________________________________________________________


By (Signature and Title)* /s/ Daniel G. Barrie
                         _______________________________________________________
                           Daniel G. Barrie, Controller and Assistant Treasurer

Date May 15, 1998
    ____________________________________________________________________________

                                      10.